CMG MID CAP VALUE FUND
                            CMG SMALL CAP VALUE FUND
                        (each the "Fund" or the "Funds")

Supplement to Current Statement of Additional Information dated December 1, 2004

1. The following paragraphs describing exchange-traded funds is added to the section "INVESTMENT OBJECTIVES, POLICIES AND RISKS," on page 11 of the Statement of Additional Information.

Exchange-Traded Funds
---------------------

         The Funds may invest in exchange-traded funds ("ETFs") up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

         ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

         The Funds would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.


2. The chart on page 11-12 of the Funds' Statement of Additional Information is changed to note the following: the Funds may invest in ETFs; the Funds may invest up to 20% of assets in foreign securities, including American, European, Continental and Global Depositary Receipts as an investment strategy; and the Funds may also invest in REITs as part of their principal investment strategy.



                                                                March 18, 2005

                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP VALUE FUND
                           (the "Fund" or the "Funds")

             Supplement to Current Prospectus dated December 1, 2004



1. The following language is added to each Fund's section under "PRINCIPAL INVESTMENT STRATEGIES":

The Fund may invest in real estate investment trusts ("REITs").

2. The first sentence of the third paragraph under each Fund's section "PRINCIPAL INVESTMENT STRATEGIES" is replaced in entirety as follows:

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

3.       The following language is added to each Fund's section under "RISK
FACTORS":

o REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are effected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.




                                                                March 18, 2005